SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)
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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
SAMARNAN INVESTMENT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SAMARNAN
INVESTMENT CORPORATION
PO Box 651 / Cleburne, Texas 76033-0651
Notice of Annual Meeting of Shareholders
To be held April 21, 2009

     The Annual Meeting of Shareholders of Samarnan Investment Corporation, a Texas corporation (the “Company”), will be held on Tuesday, April 21, 2009, at 11:00 a.m., Central Time., at the Radisson Hotel Fort Worth South, 100 Alta Mesa East Blvd. (Alta Mesa at Interstate 35W South), Fort Worth, Texas, for the following purposes:

Proposal	(1)	To elect seven (7) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

Proposal	(2)	To ratify or reject the selection by the Board of Directors of CF & Co., L.L.P. as the independent certified public accountants of the Company for the current fiscal year.

	(3)	To transact such other business as may properly come before the meeting or any adjournment thereof.
     Only shareholders of record at the close of business on February 20, 2009, shall be entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof.
     A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. If you do not expect to be present at the meeting, please sign, date and return the Proxy promptly in the enclosed envelope to which no postage need be affixed if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.
     Prompt response by our shareholders will reduce the time and expense of solicitation.
By Order of the Board of Directors
George S. Walls, Jr.
President
Cleburne, Texas
February 27, 2009

COST OF SOLICITATION
REVOCATION OF PROXIES
RECORD DATE AND VOTING RIGHTS
QUORUM AND REQUIRED VOTE
PRINCIPAL SHAREHOLDERS
PROPOSAL 1
PROPOSAL 2
INVESTMENT ADVISORS
DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS
MANAGEMENT’S RECOMMENDATIONS
MISCELLANEOUS

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SAMARNAN
INVESTMENT CORPORATION
PO Box 651 / Cleburne, Texas 76033-0651
PROXY STATEMENT
for
ANNUAL MEETING OF SHAREHOLDERS
To be held April 21, 2009

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Samarnan Investment Corporation, a Texas corporation (the “Company”), for use at the Annual Meeting of Shareholders, together with any adjournment of adjournments thereof. The Annual Meeting is to be held in the Abilene Trails Room of the Radisson Hotel Fort Worth South, 100 Alta Mesa East Boulevard, Fort Worth, Texas at 11:00 a.m., Central Time, on Tuesday, April 21, 2009.
     Accompanying this Proxy Statement is a copy of the Company’s 2008 Annual Report to Shareholders.
     This Proxy Statement, the accompanying form of Proxy, and the Company’s 2008 Annual Report to Shareholders is first being mailed to shareholders on February 27, 2009.
     At the Annual Meeting, the Company’s shareholders will be asked to consider and vote on the following matters; (1) the election of seven directors of the Company to serve for term of office expiring at the annual meeting of shareholders in the year 2010; (2) to ratify or reject the appointment by the Board of Directors of CF & Co., L.L.P. as the Company’s independent certified public accountants for the fiscal year ending December 31, 2009; and (3) to transact such other business as may properly come before the meeting. The Company is not aware of any other business to come before the meeting.
     The Board of Directors has unanimously recommended that shareholders vote for the seven nominees listed under “Election of Directors” herein as directors of the Company and for the ratification of its selection of CF & Co., L.L.P. as the Company’s independent certified public accountants for its current fiscal year.
     The Company’s principal offices are located at 214 North Ridgeway Drive, Cleburne, Texas 76033, and its telephone number is 817.641-7881.
COST OF SOLICITATION
     The cost of solicitation of proxies, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Proxies may be solicited without extra compensation by officers of the Company by telephone, telegram or personally. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 21, 2009. This Proxy Statement, Form of Proxy and the Company’s 2008 Annual Report to Shareholders are available online at www.samarnan.com.

REVOCATION OF PROXIES
     Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice to the Secretary of the Company of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.
RECORD DATE AND VOTING RIGHTS
     The record date of shareholders entitled to vote was taken as of the close of business on February 20, 2009. On that date the Company had outstanding and entitled to vote, 1, 201,768 shares of Common Stock, par value $1.00 per share, with each share entitled to one vote on each matter presented for action at the meeting. All votes cast in person or by proxy will be counted. Cumulative voting for directors is prohibited.
     If the proxy is properly executed, completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified therein. If no specification is made, the proxy will be voted in favor of each of the proposals.
QUORUM AND REQUIRED VOTE
     The holders of a majority of the number of shares of the Company’s outstanding Common Stock entitled to vote at the meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions will be counted for the purpose of determining whether a quorum is present at the meeting; however, broker non-votes will not be counted for determining whether a quorum is present at the meeting.
     In all other matters except the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting shall be the act of the shareholders. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote. Directors will be elected by a plurality of the votes cast by holders of shares present in person or represented by proxy at the meeting.
     George S. Walls, Jr., President and a director of the Company, and his sisters, Martha Walls Murdoch and Nancy Walls Devaney, both of whom are directors of the Company, together beneficially owned or had the right to vote as of February 20, 2009, an aggregate of 1,088,586 shares (90.58%) of Common Stock. (For additional information with respect to ownership of the Company’s stock by members of the Walls family and by directors and officers of the Company, see “Principal Shareholders” and “Election of Directors-Stock Ownership of Directors and Officers”). The above named members of the Walls family have advised the Company that it is their present intention and the intention of the other record owners of such shares to vote all of their shares (i) for Proposal 1, the election as directors of the nominees named under “Election of Directors” herein; and (ii) for Proposal 2, the ratification of the selection of CF & Co., L.L.P. as the independent certified public accountants for the Company. Accordingly, in such event, the election of such nominees as directors and the ratification of the selection of such independent certified public accountants, is assured.
The following table sets forth the number of shares of the Company’s Common Stock beneficially owned as of February 20, 2009 by those shareholders known to the Company to own more than 5% of the Company’s outstanding Common Stock. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner has the right to acquire beneficial ownership.
PRINCIPAL SHAREHOLDERS

Name and Address	Shares Owned		Percent of Class
Nancy Walls Devaney	472,251	(a)	39.30%
Cleburne, Texas

George S. Walls, Jr.	390,252	(b)	32.47%
Cleburne, Texas

Martha Walls Murdoch	226,083	(C)	18.81%
Cleburne, Texas

(a)	Includes (i) 5,500 shares owned by the husband of Mrs. Devaney;(ii) 219,892 shares held by nine separate trusts for the benefit of the children of Mrs Devaney who is the sole trustee of each of such trusts; (iii) 2,500 shares held in trust for the benefit of a grandchild of Mrs. Devaney; and (iv) 25,275 shares owned by three children of Mrs. Devaney; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to in this note (a).

(b)	includes (i) 5,225 shares owned by Mr. Walls’ wife; (ii) 143,585 shares owned by six separate trusts for the benefit of Mr. Walls’ children of which he is the sole trustee; and (iii) 89,895 shares owned by two children of Mr. Walls; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (b).

(c)	Includes, 4,500 shares owned by the Mrs. Murdoch’s husband.
PROPOSAL 1
ELECTION OF DIRECTORS
     The Bylaws of the Company provide that the number of directors constituting the Board of Directors shall be not less than three or more than nine, with the exact number to be determined from time to time by the Board of Directors. The Board of Directors has adopted a resolution fixing the number of directors at seven for the current year.
     Each of the following persons is a nominee for director for a term of office expiring at the annual meeting of shareholders in the year 2010, or when his or her successor is elected and qualified.
     The information set forth below as to the principal occupations or employment of each of the nominees is for at least five years.

Name and Principal		Director
Occupation or Employment	Age	Since
*Nancy Walls Devaney	61	1978
— Family Manager, Cleburne, Texas
Joseph A. Monteleone	66	1992
— Certified Public Accountant, Fort Worth, Texas
*Martha Walls Murdoch	65	1978
— Family Manager, Cleburne, Texas
Steve Sikes	56	1993
— President and Chief Executive Officer AMSCO Steel Company, Inc. (steel fabricating), Fort Worth Texas
Roland Walden	80	1989
— Retired Prior thereto, President and Chief Executive Officer Brazos Bank, National Association, Alvarado, Texas
*George S. Walls, Jr.	69	1978
— President and Chief Executive Officer of the Company Cleburne, Texas
Tolbert F. Yater, III	69	1998
— Personal Investments, Fort Worth, Texas

*	George S. Walls, Jr., and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be “interested persons” as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940 and “parents” as that term is defined in the rules and regulations of the Securities and Exchange Commission by virtue of their ownership of Common Stock and their family relationship.
     Should any of the above named nominees become unable or unwilling to accept nomination or election, any proxy granted pursuant to this solicitation will be voted for the election in his or her stead for such other person as management may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. To the knowledge of management, the nominees intend to serve the entire term for which election is sought.

     No officer, director or nominee to the Board of Directors of the Company is a director, general partner, officer, employee or security holder of Voyageur Asset Management Inc., one the Company’s investment advisors, or an affiliate thereof, or of Westwood Management Corp., the other investment advisor to the Company, or any affiliate thereof.
     Since the Board of Directors does not have standing audit, nominating or compensation committees, the functions that would normally be performed by those committees are performed by the entire Board of Directors. The Board met four times during 2008. Each member of the Board attended all of the meetings of the Board during 2008 except Mr. Monteleone who attended 75% of the meetings and Mr. Sikes who attended 25% of the meetings.
Stock Ownership of Directors and Officers
     The following table sets forth the number of shares of the Company’s Common Stock beneficially owned by each present director, each nominee for director, and all directors and officers as a group as of February 20, 2009. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such owner’s name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner had the right to acquire beneficial ownership.

				Dollar Range of
	Amount and Nature of		Percent	Equity Securities
Name of Beneficial Owner	Beneficial Ownership		of Class	in the Company*
Interested Persons**
Nancy Walls Devaney	472,251	(a)	39.30%	over $100,000
George S. Walls, Jr.	390,252	(b)	32.47%	over $100,000
Martha Walls Murdoch	226,083	(c)	18.81%	over $100,000

Not Interested Persons
Joseph A. Monteleone	15		—	$1- $10,000
Steve Sikes	None		—	-0-
Roland W. Walden	4,420		0.37%	$10,001 - $50,000
Tolbert F. Yater, III	1,400			$10,001 -$50,000

All officers and directors as a group (8 persons)	1,094,421		91.07%	over $100,000

*	Valued at the highest bid price of $14.10 for the Common Stock during the period beginning October 1, 2008 and ending December 31, 2008, as reported by the Pink Sheets Electronic Quotation Service. Such price represents inter-dealer prices without adjustment for retail mark-ups, mark-downs or commissions and may not reflect actual transactions. The net book value of the Common Stock on December 31, 2008, was $14.25 and such bid price represents a discount of 1.05% from the net book value of the Common Stock on that date.

**	George S. Walls, Jr. and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 and “parents” as that term is defined in the rules and regulations of the Securities and Exchange Commission by virtue of their ownership of the Company’s Common Stock and their family relationship.

(a)	Includes (i) 5,500 shares owned by the husband of Mrs. Devaney;(ii) 219,892 shares held by nine separate trusts for the benefit of the children of Mrs Devaney who is the sole trustee of each of such trusts; (iii) 2,500 shares held in trust for the benefit of a grandchild of Mrs. Devaney; and (iv) 25,275 shares owned by three children of Mrs. Devaney; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to in this note (a).

(b)	Includes (i) 5,225 shares owned by Mr. Walls’ wife; (ii) 143,585 shares owned by six separate trusts for the benefit of Mr. Walls’ children of which he is the sole trustee; and (iii) 89,895 shares owned by two children of Mr. Walls; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (b).

(c)	Includes, 4,500 shares owned by the Mrs. Murdoch’s husband.

Officers
The only officers of the Company are:
George S. Walls, Jr., President and Chief Executive Officer who has held that position since 1984;
Nancy Walls Devaney, Vice President who has held that position since 2000; and
Jerry D. Wheatley, Secretary, Treasurer and Chief Financial Officer who has held that position since 1981.
     For information as to the address, age and principal occupation of Mr. Walls and Mrs. Devaney, see “Proposal 1-Election of Directors” above.
     Mr. Wheatley, age 72, is a certified public accountant. For more than the last ten years, he has been a stockholder in the accounting firm of Wheatley, Fowler & Lee, P.C., Cleburne, Texas, or a stockholder or partner in one or more predecessors of that firm.
     The Company does not have employment contracts with any of its officers. All officers are elected annually by the Board of Directors and hold office at the discretion of the Board. Except for the officers listed above, the Company has no other employees.
Remuneration
     No officer or other employee received any remuneration from the Company during the fiscal year ended December 31, 2008 in his or her capacity as an officer or employee; however, the accounting firm of Wheatley, Fowler & Lee, P.C., of which Mr. Wheatley is a stockholder, received from the Company fees of $17,000.00 during fiscal 2008.
     The Company does not have any stock option, bonus, profit sharing or other compensation plans, contracts, or arrangements or any pension or retirement plans, contracts or arrangements in which any director, nominee for election as a director, or officer of the Company may participate.
     The Company pays $400 to its directors for each meeting of the Board of Directors they attend.
     The following table sets forth the aggregate compensation paid by the Company to each of its directors during the year ended December 31, 2008.

Name of Person and Capacity	Aggregate Compensation
in Which Remuneration is Received	From The Company(1)
*Nancy Walls Devaney — Director	$1,600.00
*Martha Walls Murdoch — Director	$1,600.00
Joseph A. Monteleone — Director	$1,200.00
Steve Sikes — Director	$400.00
Roland W. Walden — Director	$1,600.00
*George S. Walls, Jr. — Director	$1,600.00
Tolbert F. Yater, III — Director	$1,600.00

1)	Does not include $17,000.00 paid to Wheatley, Fowler & Lee, P.C. of which Jerry D. Wheatley, Secretary and Treasurer of the Company, is a stockholder.

*	George S. Walls, Jr. and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.
Section 16 (a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own beneficially more than ten percent of any class of equity security of the Company to file with the Securities and Exchange Commission initial reports of such ownership and reports of changes in such ownership. Officer, directors and such beneficial owners are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the knowledge of the Company, based solely on review of copies of such reports furnished to the Company and representations that no other reports were required, during the Company’s fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to its officers, directors and beneficial holders of more than ten percent of its equity securities were complied with.

Code of Ethics
     The Company has adopted a Code of Ethics that applies to all of its officers, directors and employees and will comply with Item 2 of Form N-CSR by providing to any person, without charge, a copy of its Code of Ethics upon written request made to the Company addressed to: Secretary, Samarnan Investment Corporation, 214 North Ridgeway Drive, Cleburne, Texas 76033.
PROPOSAL 2
SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
     The firm of CF & Co.,L.L.P., or its predecessor Cheshier & Fuller, L.L.P., has acted as the Company’s independent certified public accountants since January 1, 1992 and its selection as the Company’s independent certified public accountants for the fiscal year ended December 31, 2008, was ratified by the shareholders on April 22, 2008.
     A majority of the Board of Directors, including a majority of those members of the Board who are not “interested persons” as defined in the Investment Company Act of 1940, have selected CF & Co., L.L.P. as the Company’s independent certified public accountants for the fiscal year ending December 31, 2009.
     The following fees were paid to CF & Co., L.L.P. by the Company for services rendered during fiscal 2007 and 2008:

	Fiscal Year
	2007	2008
Audit Fees	$33,648	$33340
Audit-Related Fees	None	None
Tax Fees	$7,292	$2100
All Other Fees	None	None

Total Fees	$40,940	$35,440
     Audit fees represent amounts paid for the audit of the Company’s annual financial statements and review of Forms N-2 and N-CSR filed with the Securities and Exchange Commission.
     Tax fees represent amounts paid for tax services, primarily tax return preparation and assistance.
     The Company’s Board of Directors approved all of the fees paid to CF & Co., L.L.P. during fiscal 2007 and 2008. It is the Board of Directors policy to pre-approve all engagements by the Company of CF & Co., L.L.P. and to approve the payment of all fees paid to CF & Co., L.L.P.
     In the process of selecting CF & Co., L.L.P. as the Company’s independent certified public accountants for the fiscal year ending December 31, 2009, the Board of Directors determined that the non-audit services provided by CF & Co., L.L.P. during fiscal 2008 were compatible with maintaining the independence of CF & Co., L.L.P.
     A representative of CF & Co., L.L.P. will be present at the meeting, will be given the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders.
     If the shareholders do not ratify the selection of CF & Co., L.L.P., the selection of another independent auditor will be considered by the Board of Directors.
INVESTMENT ADVISORS
     The Company has two investment advisors, Voyageur Asset Management Inc. (“Voyageur”), and Westwood Management Corp. (“Westwood”).
Voyageur
     Voyageur and its predecessors, Voyageur Asset Management LLC, a Minnesota limited liability corporation, and Voyageur Fund Managers, a Minnesota general partnership, has been the Company’s investment advisor for debt securities since April 1, 1991 and manages the Company’s Debt Portfolio. The Investment Advisory Agreement, dated as of April 1, 2001 (the “Voyageur Agreement”), between the Company and Voyageur was approved by the Company’s shareholders at their annual meeting on April 26, 2001.

     At its meeting on January 27, 2009, the Company’s Board of Directors by unanimous vote, which included those directors who were not “interested persons” as defined in the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Voyageur Agreement for a one year period ending March 31, 2010. In making their decision to continue the Voyageur Agreement for an additional one year period the Board considered Voyageur’s performance under the Voyageur Agreement during fiscal 2008, including the market value of the Debt Portfolio at the end of each fiscal quarter during 2008, the rate of return on the Debt Portfolio during 2008, the average life of the Debt Portfolio at the end of each fiscal quarter, its modified duration, the average quality of the securities in the Debt Portfolio and the allocation of securities in the portfolio in various segments of the economy, as well as the fact that Voyageur had acted as investment advisor to the Company for debt securities since 1991 and was well versed on the Company’s investment policies and objectives and in coordinating with the Company’s other investment advisor to meet the Company’s cash requirements. After taking all of these factors into consideration, the Board found them to be satisfactory and concluded it was in the best interest of the Company to continue the Voyageur Agreement for an additional one year term.
     The following information has been furnished to the Company by Voyageur for inclusion in this Proxy Statement.
     Voyageur’s address is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
     Voyageur is a wholly-owned subsidiary of RBC Capital Markets Holdings (USA) Inc., which in turn is wholly-owned by Royal Bank of Canada, a publicly-held Canadian corporation. The address of RBC Capital Holdings (USA) Inc. Is One Liberty Plaza, 165 Broadway, New York, New York, 10006 and the address of Royal Bank of Canada is 200 Bay Street, Royal Bank Plaza, Toronto, Ontario, Canada M5J2J5.
     Steven P. Eldredge is the Company’s portfolio manager for Voyageur. Mr. Eldredge has been a Senior Fixed Income Portfolio Manager of Voyageur since December 2000. Prior to that time, Mr. Eldredge was a Senior Fixed Income Portfolio Manager of Voyageur’s predecessor, Voyageur Asset Management LLC, where he had been employed since 1995.
     During the period of his employment by Voyageur and its predecessor, he has been the Company’s portfolio manager. Prior to joining Voyageur’s predecessor, Mr. Eldredge was a portfolio manager for ABT Mutual Funds from 1989 through 1995. He has over 30 years experience in portfolio management.
Westwood
     Westwood is the Company’s investment advisor for equity securities and manages the Company’s Equity Portfolio pursuant to an Investment Advisory Agreement, dated April 1,1999, which was approved by the Company’s shareholders at their annual meeting on April 16, 1999 (the “Westwood Agreement”).
     The Company’s Board of Directors at its meeting on January 27,2009 approved the continuation of the Westwood Agreement for a one year term ending on March 31, 2010 by unanimous vote, which included those directors who were not “interested persons” as defined in the 1940 Act. In making their decision to continue the Westwood Agreement for an additional one year term the Board considered Westwood’s performance under the Westwood Agreement during fiscal 2008, which included the market value of the Equity Portfolio at December 31, 2008, the amount of income derived from the Equity Portfolio during 2008, the diversification of the securities in the portfolio within various segments of the economy, the amount of realized and unrealized capital gains in the Equity Portfolio at the end of each fiscal quarter of 2008, Westwood’s familiarity with the Company’s investment policies and objectives, as well as its operating procedures and its satisfactory performance in coordinating with Voyageur with respect to the Company’s cash flow requirements. After considering all of these factors, the Board found them to be satisfactory and concluded that it would be in the best interest of the Company to continue the Westwood Agreement for an additional term of one year.
     The following information has been furnished to the Company by Westwood for inclusion in this Proxy Statement.
     Westwood’s address is 200 Crescent Court, Suite 1200, Dallas, Texas 75201.
     Westwood, a New York corporation, is a wholly-owned subsidiary of Westwood Holdings Group, Inc., a Delaware corporation (“WHG”), whose common stock is publicly traded on the New York Stock Exchange. WHG’s address is 200 Crescent Court, Suite 1200, Dallas, Texas 75201. As of February 9, 2009, 23% of WHG’s common stock is owned by four members of Westwood’s management group and seven outside directors, with Susan Byrne, the Chairman and Chief Executive Officer of WHG, owning 14.2%. No other member of the management group of outside directors owns more than 5% of WHG’s stock.
     Based on information contained in Form 4 under the Securities Exchange Act of 1934, filed on February 9, 2009, by GAMCO Investors, Inc. (“GBL”), a New York corporation and public company listed on the New York Stock Exchange,

GBL has beneficial ownership of 1,043,200 shares or 15% of WHG’s outstanding common stock. GBL is the parent company for a variety of companies engaged in the securities business. The address of GBL is One Corporate Center, Rye, New York 10580.
     Based on information contained in Schedule 13 F under the Securities Exchange Act of 1934, filed on November 14, 2008 by Third Avenue Management LLC, a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940 (“TAM”), TAM has sole dispositive power and sole voting power over 667,946 shares or 9.6% of WHG’s outstanding common stock. The address of TAM is 622 Third Avenue, 32nd Floor, New York, NY 10017-6715.
     Based on information contained in Schedule 13 G under the Securities Exchange Act of 1934, filed on February 5, 2009, Barclays Global Investors, NA, has beneficial ownership of 354,212 shares or 5.1% of WHG’s outstanding common stock. The address for Barclays Global Investors, NA is 400 Howard Street, San Francisco, CA 94105.
     Susan M. Byrne, Chairman and Chief Investment Officer of Westwood,, is the Company’s portfolio manager for equity securities. Ms. Byrne, a founder of Westwood in 1983, has over 30 years of experience in equity portfolio management.
DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS
     The date by which shareholder proposals must be received by the Company for possible inclusion in the proxy statement and form of proxy relating to the year 2010 annual meeting is October 30, 2009.
     In order for a shareholder to nominate a candidate for Director, under the Company’s Policy for Nominations of Directors, timely notice of the nomination must be received by the Company in advance of the meeting. Such notice must include the candidate’s name, address, age, occupation during the past five years, the number of shares of the Company’s stock held by the candidate, and other relevant biographical information relating to the candidate. In the case of an Annual Meeting of Shareholders, the written notice must be received by the Company’s Secretary not later than 120 calendar days before the date the Company’s proxy statement was released to the shareholders relating to the previous year’s Annual Meeting of Shareholders (i.e. October 30, 2009 for the 2010 Annual Meeting of Shareholders); or in the case of a Special Meeting of Shareholders called for the purpose of electing a director or directors, the written notice must be received by the Company’s Secretary not later than 10 days after the notice of the Special Meeting is mailed to shareholders. Any such notice should be addressed to: Secretary, Samarnan Investment Corporation, 214 North Ridgeway Drive, Cleburne, Texas 76033.
MANAGEMENT’S RECOMMENDATIONS
     The Board of Directors of the Company has unanimously nominated and recommended to the shareholders the election of the seven nominees as directors (Proposal 1) and the ratification of CF & Co., L.L.P. as the Company’s independent certified public accountants (Proposal 2).
MISCELLANEOUS
     Management of the Company knows of no matter, other than those described herein, that will be presented for action by the shareholders at the meeting, but it is intended that the proxies will be exercised upon any other matters and proposals that may legally come before the meeting, or any adjournment thereof, in accordance with the discretion of the persons named therein.
     Please date, sign and return the Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated as it will save the expense of further solicitation
By Order of the Board of Directors
George S. Walls, Jr.
President
Cleburne, Texas
February 27, 2009

SAMARNAN INVESTMENT CORPORATION
P.O. BOX 651 / CLEBURNE, TEXAS 76033-0651
PROXY — ANNUAL MEETING OF SHAREHOLDERS
     The undersigned hereby appoints Martha Walls Murdoch and Nancy Walls Devaney, or either of them, with power of substitution, as Proxies to vote, as designated below, all stock of Samarnan Investment Corporation owned by the undersigned at the Annual Meeting of Shareholders to be held at the Radisson Hotel Fort Worth South, 100 Alta Mesa East Blvd. (Alta Mesa at Interstate 35W South), Fort Worth, Texas, on Tuesday, April 21, 2009, at 11:00 a.m, Central Time, upon such business as may properly come before the meeting, including the following as set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement:
   Proposal (1) Election of Directors
☐ FOR all nominees listed below (except as marked to the contrary below)
☐ WITHHELD AUTHORITY to vote for all nominees listed below.
Nancy Walls Devaney, Martha Walls Murdoch, Roland W. Walden, Steve Sikes,
George S. Walls, Jr., Joseph A. Monteleone, and Tolbert F. Yater, III.
(Instructions: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:)

   Proposal (2) Approval of Appointment of CF & Co., L.L.P.
☐ FOR approval       ☐ AGAINST approval       ☐ ABSTAIN
(3)	In their discretion on any other matter that may properly come before the meeting or any adjournment thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (1) FOR PROPOSAL 1, THE ELECTION OF SEVEN NOMINEES FOR DIRECTORS AND (2) FOR PROPOSAL 2, THE APPROVAL OF THE APPOINTMENT OF CF & Co., L.L P.
     This proxy may be revoked prior to the exercise of the powers by the proxy.
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Dated , 2009

(Signature)

(Signature, if held jointly)
Note: Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by an authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.
     Please date, sign and mail promptly in the enclosed envelope.